UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: January 31

Date of reporting period: January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Annual Report January 31, 2008

PIMCO

PIMCO Strategic Global Government Fund, Inc.

A company of Allianz Global Investors

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $746 billion of assets under management as of December 31, 2007, is responsible for the management and administration of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world.

Chairman’s Letter

Dear PIMCO Strategic Global Government Fund, Inc. Shareholder:

It is our pleasure to present to you the annual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”), covering the twelve-month period ended January 31, 2008.

Reflecting the work of an extraordinary team of PIMCO investment professionals in very challenging market conditions, Morningstar named Bill Gross and the PIMCO investment team as the 2007 Fixed-Income Manager of the Year. To receive this award for an unprecedented third time is a particularly satisfying recognition of PIMCO’s commitment to consistent, risk-controlled results over the long-term.

Highlights of the financial markets during the reporting period include:

■

The past twelve months proved to be one of the most difficult for financial markets worldwide in some time as the pronounced downturn in the U.S. residential housing market, in concert with the subprime mortgage debacle, helped to foster a global liquidity crisis. Central banks around the world responded to the crisis by injecting liquidity into financial markets and by adjusting monetary policy to a neutral or an easing bias. The Federal Reserve reduced the Federal Funds Rate five times from 5.25% to 3.00% and lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) from 6.25% to 3.50%.

■

Returns of mortgage-backed securities (“MBS”) trailed U.S. Treasuries on a like-duration basis during the period, as increasing volatility and risk aversion negatively impacted the MBS sector. Concerns about problems in the subprime mortgage market fueled a flight-to-quality beginning in late June, which continued to persist through the remainder of the period as investors sought the safety of U.S. Treasuries, causing spread sectors to underperform. The benchmark ten-year U.S. Treasury yielded 3.59% on January 31, 2008, or 1.22% lower than at January 31, 2007.

■

Returns from emerging market (“EM”) bonds generally tracked the volatility in financial markets during the period, as risk premiums widened amid global risk aversion. U.S. dollar-denominated EM bonds generally posted positive returns for the year, while EM bonds denominated in local currency fared better and outpaced U.S. Treasuries for the year due to a weaker U.S. dollar.

2	PIMCO Strategic Global Government Fund, Inc.

During the one-year period ended January 31, 2008, the Fund returned 5.47% based on its net asset value and 1.02% based on its NYSE share price. The Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 8.87% during the same period. Since PIMCO assumed responsibility for managing the Fund on February 8, 2002, through January 31, 2008, the Fund has achieved annualized returns of 6.48% based on its net asset value and 7.75% based on its NYSE share price, while the benchmark returned 5.19% on an annualized basis during the same period. As of January 31, 2008, the Fund’s annualized dividend yield based on its NYSE share price was 7.51%.

On the following pages please find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs. If you have any questions regarding your investment in the Fund, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.rcsfund.com.

Sincerely,

R. Wesley Burns

Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.

February 28, 2008

Annual Report	January 31, 2008	3

Important Information About the Fund

Background and Investment Objectives

PIMCO Strategic Global Government Fund, Inc. is a closed-end bond fund which trades on the NYSE under the ticker symbol “RCS.” Formed in 1994, the primary investment objective of the Fund is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. Pacific Investment Management Company LLC (“PIMCO”) assumed responsibility for portfolio management of the Fund on February 8, 2002.

Primary Investments

The Fund attempts to achieve its investment objectives by investing primarily in a portfolio of investment grade fixed-income securities of the United States and other countries. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises, including Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Government National Mortgage Association (“GNMA” or “Ginnie Mae”), which may or may not be backed by the full faith and credit of the U.S. government.

Additionally, the Fund invests, under normal circumstances, at least 80% of its net assets plus amounts borrowed for investment purposes in the securities of issuers located in not less than three different countries, including the United States.

The Fund may invest up to 20% of its total assets in non-investment grade securities regardless of the issuer. Effective May 24, 2007, the Fund changed its policies so that the Fund is now permitted to use the ratings assigned by Fitch, Inc. (“Fitch”) for purposes of credit quality investment restrictions. Prior to May 24, 2007, the Fund used ratings from Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), or, if unrated, PIMCO’s determination of comparable quality to a rated security for purposes of credit quality investment restrictions. Effective May 24, 2007, the Fund’s credit quality restrictions are now based on the ratings of Moody’s, S&P or Fitch, or if unrated, PIMCO’s determination of comparable quality to a rated security. Additionally, the Fund may invest up to 20% of total assets in securities of emerging market issuers.

Dividend Policy

The Fund pays a monthly dividend out of net investment income at a rate of $0.065 per share. The Fund may also pay a special dividend at the end of each calendar year in order to satisfy tax distribution rules applicable to regulated investment companies.

Shareholders who wish to have their dividends reinvested may elect to do so through the Fund’s Dividend Reinvestment Plan described in this report beginning on page 36. Shareholders who hold their shares through a financial intermediary may or may not be able to participate in the Fund’s Dividend Reinvestment Plan and should consult with their financial intermediary to determine eligibility.

4	PIMCO Strategic Global Government Fund, Inc.

Risks of Making an Investment in the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that it is possible to lose money in an investment in the Fund. The past and current dividend rates are not assured, and because the Fund’s shares trade at market value on an exchange, the shares may trade at a discount or premium to the Fund’s net asset value (“NAV”). An investment in the Fund is not a deposit in a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Summary of Risks

The following provides a description of the Fund’s principal risks. The Fund may be subject to additional risks other than those described below.

■	Interest rate risk, including the risk that bond prices fall as interest rates rise.

■

Yield curve flattening risk, including the risk of a decrease in the difference between short-term interest rates and long-term interest rates and the risk that financing costs exceed the returns from longer-term investments purchased with borrowed funds.

■	Market price versus NAV (discount risk), including the risk that the Fund’s shares may trade at a smaller premium or a larger discount from their NAV.

■	Market risk, including the risk that the Fund’s ability to dispose of or accurately value certain holdings may be adversely impacted by market or economic conditions.

■	Net investment income risk, including the risk that the Fund may not generate sufficient net income to meet the current monthly dividend rate.

■	Duration risk, including the risk that investments with a longer final maturity may be more sensitive to interest rate changes than investments with a shorter final maturity.

■	Derivative risk, including the risk of defaults by counterparties and the risk that a derivative performs differently from a direct investment in the instrument underlying the derivative.

■	Small company risk, including the risk that securities issued by small companies may be less liquid than securities issued by larger companies.

■

Non-U.S. security risk, including the risk that non-U.S. securities may present different risks (such as political, regulatory, accounting and tax risks) from similar securities issued by U.S. issuers. This risk may be enhanced when investing in emerging markets.

■

Credit and high-yield security risk, including the risk that offerings of debt securities or derivatives may default and the risk that below investment grade bonds may be subject to higher default rates than investment grade bonds.

■	Sector-specific risk, including the risk that certain sectors of the bond market may have different risk attributes from the bond market as a whole.

■

Leverage risk, including the risk that certain other risks will be magnified when the Fund pursues leveraging strategies and the risk that investments in excess of capital may increase the volatility of returns.

■	Concentration risk, which may result in additional volatility compared to a more diversified portfolio.

■

Mortgage risk, including the risk that rising interest rates will extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates (extension risk) and the risk that in an environment where interest rates are falling, borrowers will pay off their mortgages sooner than expected, causing the Fund to reinvest at the lower prevailing interest rates and reducing the Fund’s returns (contraction risk).

Annual Report	January 31, 2008	5

Important Information About the Fund  (Cont.)

In an environment in which interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The Fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, was 3.30 years as of January 31, 2008, compared to the duration of Lehman Brothers Intermediate Aggregate Bond Index which was 3.31 years.

The Fund may use derivative instruments for hedging and leveraging purposes or as part of an investment strategy. For instance, the Fund may use credit derivatives, such as credit default swaps, and other derivative instruments for gaining synthetic exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. Because the Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments.

High-yield bonds are bonds that are rated below investment grade (e.g., rated below BBB- by S&P or Fitch and below Baa3 by Moody’s). Below-investment grade bonds may be issued in a variety of sectors of the bond market including the corporate and emerging markets sectors. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. As of January 31, 2008, the Fund’s holdings of high-yield bonds were approximately 10% of its total investments. The credit quality of the investments in the Fund’s portfolio does not ensure the stability or safety of the Fund’s portfolio.

The Fund’s investments in securities issued by certain U.S. government agencies or U.S. government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

The Fund invests in dollar rolls, a simultaneous agreement to sell a security held in the portfolio with a purchase of a similar, but not identical security at a future date at an agreed-upon price, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Sarbanes-Oxley Act and Other Information Available to Shareholders

On July 9, 2007, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

6	PIMCO Strategic Global Government Fund, Inc.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606, on the Fund’s website at http://www.rcsfund.com, and on the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting the Fund’s website at http://www.rcsfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

Annual Report	January 31, 2008	7

Fund Summary  PIMCO Strategic Global Government Fund, Inc.

Objectives: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities.

Primary Investments: Investment grade fixed-income government securities of the United States and other countries, including mortgage-backed securities (which may not be backed by the full faith and credit of the relevant government). The Fund may invest up to 20% of its total assets in below-investment grade (high yield) securities and up to 20% of its total assets in securities of emerging markets issuers.

Fund Inception Date: 02/24/1994

Total Net Assets: $371.1 million as of January 31, 2008

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through January 31, 2008

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through January 31, 2008, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index which includes treasury, investment-grade corporate and mortgage-backed securities. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE share price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares.

à PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.

Average Annual Total Return for the period ended January 31, 2008

		1 Year	5 Years	10 Years	Since Inception 02/24/1994		Since 02/08/2002(a)
	RCS Based on NYSE Share Price	1.02%	5.41%	8.45%	7.81%		7.75%
	RCS Based on Net Asset Value	5.47%	5.65%	7.01%	6.98%		6.48%
- - -	Lehman Brothers Intermediate Aggregate Bond Index(b)	8.87%	4.56%	5.89%	6.22%	(c)	5.19%

All Fund returns are net of fees and expenses.

(a)	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.
(b)

Lehman Brothers Intermediate Aggregate Bond Index represents securities that are taxable and dollar-denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this Index. The Index does not reflect deductions for fees, expenses or taxes.

(c)	Index comparisons began on February 28, 1994.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling 1-866-746-2606.

8	PIMCO Strategic Global Government Fund, Inc.

NYSE Symbol	RCS

Allocation Breakdown % of Total Investments	01/31/08		01/31/07

U.S. Government Agencies and Sponsored Entities (“GSEs”)	62.1%	(d)	76.5%	(e)
Private Mortgage-Backed Securities	11.5%		10.4%
Corporate Bonds & Notes	8.8%		7.1%
U.S. Treasury Obligations	8.2%		—
Sovereign Issues	5.4%		4.3%
Short-Term Instruments	1.8%		0.8%
Other	2.2%		0.9%

(d)	46.6% of Total Investments was invested in mortgage-backed securities of GSEs not backed by the full faith and credit of the U.S. government.
(e)	54.5% of Total Investments was invested in mortgage-backed securities of GSEs not backed by the full faith and credit of the U.S. government.

Portfolio Insights

»	Duration positioning above that of the Fund’s benchmark index for most of the period added to performance as the ten-year U.S. Treasury yield declined from 4.81% to 3.59%.

»	A curve steepening bias added to returns as the two-year U.S. Treasury yield declined more than the 30-year yield over the period.

»

The Fund’s short position in U.S. Treasuries, which was considerably below that of the Fund’s benchmark index, detracted from returns over the period as U.S. Treasury yields declined during the period.

»

The Fund’s exposure to mortgage-backed securities (“MBS”), which was significantly above that of the Fund’s benchmark index, detracted from returns over the period as MBS underperformed like-duration U.S. Treasuries.

»	An overweight to emerging market (EM) bonds, relative to the Fund’s benchmark index, detracted from performance as EM spreads widened over the period, underperforming like-duration U.S. Treasuries.

»	An underweight to corporate bonds benefited performance as corporate bonds underperformed like-duration U.S. Treasuries over the period.

»	Out-of-benchmark index exposure to high-yield corporate debt detracted from returns as high-yield corporate debt underperformed both U.S. Treasuries and investment-grade corporates over the period.

Annual Report	January 31, 2008	9

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income		Net Asset Value End of Year
01/31/2008	$10.12	$0.60	(e)	$(0.07	)(f)	$0.53	$(0.81	)(e)	$9.84
01/31/2007	10.39	0.65	(h)	(0.09	)(f)	0.56	(0.83	)(h)	10.12
01/31/2006	11.01	0.75	(i)	(0.48	)(f)	0.27	(0.89	)(i)	10.39
01/31/2005	11.41	0.82	(j)	(0.23	)(f)	0.59	(0.99	)(j)	11.01
01/31/2004	11.33	0.78		0.21		0.99	(0.91)		11.41

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the year. Total investment returns exclude the effects of broker commissions.
(c)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date on a net asset value basis, reinvested capital gains distributions on a net asset value basis, if any, and changes in net asset value per share during the year.
(d)	Past performance is no guarantee of future results.
(e)	Net investment income for tax purposes was $0.86 per share. Net investment income for financial reporting purposes was $0.26 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities and the exclusion of income from swap contracts. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. Income from swap contracts is recorded as a component of net realized capital for financial reporting purposes, but recorded as income for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 24 for more information about the difference between amounts determined for financial reporting and tax purposes.
(f)	Net realized and unrealized losses as determined on a tax basis are deferred and do not reduce taxable net investment income.
(g)	The difference between the ratio of expenses to average net assets and the ratio of expenses to average net assets excluding interest expense was primarily comprised of interest on reverse repurchase agreements. See the discussion on Reverse Repurchase Agreements on page 26 and the discussion on Leverage on page 24 of the Notes to the Financial Statements for more information.

10	PIMCO Strategic Global Government Fund, Inc.	See Accompanying Notes

NYSE Share Price End of Year	Total Return Per Share NYSE Share Price (b)(d)	Total Return Per Share Net Asset Value (c)(d)	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.39	1.02%	5.47%	$371,168	5.48	%(g)	1.07	%(g)	5.98%	154%
11.14	4.21	5.75	378,385	3.03	(g)	1.06	(g)	6.42	123
11.58	(2.95)	2.57	382,618	1.52		1.06		6.99	361
12.88	13.36	5.47	399,268	1.06		1.05		7.38	224
12.41	12.38	9.07	407,099	1.05		1.04		6.84	446

(h)	Net investment income for tax purposes was $0.81 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred primarily on paydowns on mortgage-backed securities and swaps. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. Swaps are included as a component of net investment income for tax purposes, but treated as a component of capital for financial reporting purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 24 for more information about the difference between amounts determined for financial reporting and tax purposes.
(i)	Net investment income for tax purposes was $0.87 per share. Net investment income for financial reporting purposes was $0.12 per share lower due to the inclusion of losses incurred primarily on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 24 for more information about the difference between amounts determined for financial reporting and tax purposes.
(j)	Net investment income for tax purposes was $0.98 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred primarily on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 24 for more information about the difference between amounts determined for financial reporting and tax purposes.

Annual Report	January 31, 2008	11

Statement of Assets and Liabilities	January 31, 2008

(Amounts in thousands, except share and per share amounts)
Assets:
Investments, at value	$1,006,915
Repurchase agreements, at value	2,528
Deposits with brokers for futures contracts	2,060
Foreign currency, at value	312
Receivable for investments sold	102
Interest and dividends receivable	5,202
Paydown receivable	3
Variation margin receivable	80
Swap premiums paid	6,754
Unrealized appreciation on foreign currency contracts	214
Unrealized appreciation on swap agreements	94,287
Other assets	3
1,118,460
Liabilities:
Payable for the reverse repurchase agreements	$264,318
Payable for investments purchased	291,620
Payable for investments purchased on a delayed-delivery basis	82,726
Dividends payable	2,452
Accrued investment manager fee	250
Accrued administrative fee	15
Accrued custodian expense	36
Accrued audit fee	19
Accrued printing expense	7
Variation margin payable	1,072
Swap premiums received	44,127
Unrealized depreciation on foreign currency contracts	17
Unrealized depreciation on swap agreements	60,148
Other liabilities	485
747,292
Net Assets	$371,168
Net Assets Consist of:
Capital stock - authorized 500 million shares, $.00001 par value; outstanding 37,725,534 shares	$1
Paid in capital	438,151
(Overdistributed) net investment income	(3,212)
Accumulated undistributed net realized (loss)	(113,500)
Net unrealized appreciation	49,728
$371,168
Net Asset Value Per Share Outstanding	$9.84
Cost of Investments Owned	$986,014
Cost of Repurchase Agreements Owned	$2,528
Cost of Foreign Currency Held	$299

12	PIMCO Strategic Global Government Fund, Inc.	See Accompanying Notes

Statement of Operations	Year Ended January 31, 2008

(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$43,020
Miscellaneous income	1
Total Income	43,021

Expenses:
Investment manager fees	3,076
Administrative fees	187
Transfer agent fees	33
Directors’ fees	239
Printing expense	44
Legal fees	76
Audit fees	46
Custodian fees	207
Interest expense	16,545
Miscellaneous expense	113
Total Expenses	20,566

Net Investment Income	22,455

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	566
Net realized (loss) on futures contracts, written options and swaps	(29,081)
Net realized (loss) on foreign currency transactions	(917)
Net change in unrealized appreciation on investments	21,742
Net change in unrealized appreciation on futures contracts, written options and swaps	4,559
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	373
Net (Loss)	(2,758)

Net Increase in Net Assets Resulting from Operations	$19,697

*Foreign tax withholdings	$6

See Accompanying Notes	Annual Report	January 31, 2008	13

Statements of Changes in Net Assets

(Amounts in thousands, except share amounts)
	Year Ended January 31, 2008		Year Ended January 31, 2007

(Decrease) in Net Assets from:

Operations:
Net investment income	$22,455		$24,230
Net realized (loss)	(29,432)		(22,453)
Net change in unrealized appreciation	26,674		19,386
Net increase resulting from operations	19,697		21,163

Distributions to Shareholders:
From net investment income	(30,445)		(30,980)

Fund Share Transactions:
Issued as reinvestment of distributions (346,369 and 536,700 shares, respectively)	3,531		5,584

Total (Decrease) in Net Assets	(7,217)		(4,233)

Net Assets:
Beginning of year	378,385		382,618
End of year*	$371,168		$378,385

*Including (overdistributed) net investment income of:	$(3,212	)(a)	$(2,946	)(b)

(a)	Amount reflects annual Fund distributions made in excess of the Fund’s accumulated net investment income based on financial accounting principles. For income tax purposes, the Fund underdistributed accumulated taxable income by $2,902 (see discussion of Federal Tax Matters in the Notes to the Financial Statements on page 32). Dividend distributions are based on net taxable income. Fund distributions may vary significantly from the Fund’s net investment income due to differences in financial accounting and income tax accounting principles. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 24 for more information about the difference between amounts determined for financial accounting purposes and income tax purposes.
(b)	Amount reflects annual Fund distributions made in excess of the Fund’s accumulated net investment income based on financial accounting principles. For income tax purposes, the Fund underdistributed accumulated taxable income by $1,110. Dividend distributions are based on net taxable income. Fund distributions may vary significantly from the Fund’s net investment income due to differences in financial accounting and income tax accounting principles. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 24 for more information about the difference between amounts determined for financial accounting purposes and income tax purposes.

14	PIMCO Strategic Global Government Fund, Inc.	See Accompanying Notes

Statement of Cash Flows	Year Ended January 31, 2008

(Amounts in thousands)

Decrease in Cash from:

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$19,697

Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(6,222,827)
Proceeds from sales of long-term securities	6,503,487
Sale of short-term portfolio investments, net	(10,743)
Decrease in interest receivable	114
Decrease in receivable for investments sold	155,256
Deposits with brokers for futures contracts	(2,060)
Decrease in paydown receivable	3
Increase in other asset	(2)
Decrease in payable for investments purchased	(289,003)
Increase in swap premiums paid	4,898
Proceeds from futures contracts transactions	(15,397)
Proceeds from currency transactions	(882)
Increase in payable to manager	2
Decrease in printing expense	(4)
Decrease in custodian expense	(5)
Decrease in audit fees	(8)
Increase in other liabilities	108
Proceeds from short sale transactions	(127,969)
Unrealized appreciation on investments	(26,674)
Net realized loss on investments	29,432
Net amortization on investments	888
Net cash received from operating activities	18,311

Cash flows received from financing activities:
Net borrowing from reverse repurchase agreements	7,737
Cash dividend paid*	(26,891)
Net cash used for financing activities	(19,154)

Net Decrease in Cash	(843)

Cash and Foreign Currency:
Beginning of year	1,155
End of year	$312

*	Includes reinvestment of dividends of $3,531

See Accompanying Notes	Annual Report	January 31, 2008	15

Schedule of Investments

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%
Daimler Finance North America LLC
8.990% due 08/03/2012	$2,693	$2,424

Total Bank Loan Obligations (Cost $2,562)		2,424

CORPORATE BONDS & NOTES 23.8%

BANKING & FINANCE 9.0%
ATF Bank
8.875% due 11/09/2009	1,500	1,528
Bear Stearns Cos., Inc.
6.400% due 10/02/2017	2,000	1,905
6.950% due 08/10/2012	3,000	3,113
C10 Capital SPV Ltd.
6.722% due 12/18/2049	3,800	3,356
Desarrolladora Homex SAB de C.V.
7.500% due 09/28/2015	2,000	1,955
GMAC LLC
6.000% due 12/15/2011	3,000	2,535
6.119% due 05/15/2009	2,500	2,335
GPB Eurobond Finance PLC for Gazprombank
6.500% due 09/23/2015	5,000	4,855
SLM Corp.
3.625% due 03/17/2008	1,000	995
Teco Finance, Inc.
6.750% due 05/01/2015	5,000	5,251
UBS AG
5.875% due 12/20/2017	1,800	1,896
VTB Capital S.A.
5.494% due 08/01/2008	2,000	1,991
Wells Fargo Capital X
5.950% due 12/15/2036	2,000	1,841

		33,556

INDUSTRIALS 12.9%
ABN AMRO Bank for OAO Gazprom
9.625% due 03/01/2013	2,000	2,318
Archer-Daniels-Midland Co.
6.450% due 01/15/2038	1,000	1,043
Bon-Ton Stores, Inc.
10.250% due 03/15/2014	2,000	1,380
Cablemas S.A. de C.V.
9.375% due 11/15/2015	2,000	2,130
CSN Islands IX Corp.
10.500% due 01/15/2015	3,700	4,292
Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,000	890
8.375% due 05/01/2016	2,000	1,955

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EchoStar DBS Corp.
7.125% due 02/01/2016	$1,500	$1,506
Gaz Capital for Gazprom
8.625% due 04/28/2034	3,000	3,686
Georgia-Pacific Corp.
7.000% due 01/15/2015	500	482
7.700% due 06/15/2015	1,500	1,455
7.750% due 11/15/2029	1,500	1,328
HCA, Inc.
9.000% due 12/15/2014	1,500	1,442
9.250% due 11/15/2016	700	737
Herbst Gaming, Inc.
8.125% due 06/01/2012	2,000	840
Pemex Project Funding Master Trust
9.125% due 10/13/2010	80	90
Petroliam Nasional Bhd.
7.625% due 10/15/2026	2,300	2,871
RH Donnelley Corp.
8.875% due 01/15/2016	3,500	3,019
SemGroup LP
8.750% due 11/15/2015	1,500	1,410
Service Corp. International
7.625% due 10/01/2018	1,500	1,538
Sino-Forest Corp.
9.125% due 08/17/2011	2,000	2,055
Southern Copper Corp.
7.500% due 07/27/2035	1,000	1,021
SUPERVALU, Inc.
7.500% due 11/15/2014	1,500	1,528
United Airlines, Inc.
6.636% due 07/02/2022	2,918	2,758
Vale Overseas Ltd.
6.250% due 01/23/2017	900	891
6.875% due 11/21/2036	1,100	1,025
Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	1,500	1,462
Vitro SAB de C.V.
8.625% due 02/01/2012	3,000	2,865

		48,017

UTILITIES 1.9%
Cia Energetica de Sao Paulo
10.000% due 03/02/2011	2,000	2,170
Enersis S.A.
7.375% due 01/15/2014	2,000	2,132
Nevada Power Co.
6.500% due 05/15/2018	2,500	2,638

		6,940

Total Corporate Bonds & Notes (Cost $90,870)		88,513

16	PIMCO Strategic Global Government Fund, Inc.	See Accompanying Notes

January 31, 2008

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%
West Virginia State Tobacco Settlement Financing Corporations Revenue Bonds, Series 2007
7.467% due 06/01/2047	$2,000	$1,973

Total Municipal Bonds & Notes (Cost $1,880)		1,973

U.S. GOVERNMENT AGENCIES AND SPONSORED ENTITIES 169.0%
Fannie Mae
4.250% due 11/25/2024 - 03/25/2033	413	371
5.000% due 05/25/2016 - 12/01/2018	226	230
5.500% due 08/25/2014 - 06/01/2038	16,555	16,753
5.750% due 06/25/2033	100	101
5.807% due 08/25/2043	2,500	2,634
6.000% due 02/25/2017 - 01/25/2044	150,357	154,514
6.500% due 05/01/2013 - 06/25/2044	26,601	28,091
6.500% due 09/25/2031 (b)	2,385	2,532
6.747% due 12/01/2025	143	146
6.850% due 12/18/2027	97	104
6.989% due 03/01/2032	175	180
7.000% due 06/01/2009 - 01/01/2047	16,682	17,778
7.000% due 07/01/2021 - 2/01/2046 (b)	20,809	21,962
7.025% due 10/01/2031	9	9
7.065% due 03/01/2032	300	315
7.082% due 12/01/2028	104	106
7.112% due 09/01/2028 - 04/01/2030	71	72
7.172% due 11/01/2027	90	93
7.290% due 02/01/2032	18	19
7.390% due 02/01/2027	73	75
7.413% due 02/01/2028	33	34
7.500% due 06/01/2017 - 06/25/2044	13,305	14,464
7.500% due 07/01/2032 - 07/25/2041 (b)	2,808	3,022
7.700% due 03/25/2023	157	173
7.750% due 03/01/2031	90	95
7.815% due 12/01/2030	247	258
8.000% due 04/01/2019 - 06/01/2032	5,234	5,687
8.000% due 08/01/2032 (b)	4,021	4,388
8.500% due 04/01/2016 - 06/25/2030	301	350
8.500% due 06/18/2027 (b)	2,038	2,284

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
8.750% due 11/01/2011 - 05/01/2017	$8	$8
9.000% due 12/01/2019 (b)	11,518	12,694
9.417% due 05/15/2021 (b)	1,526	1,704
10.067% due 07/15/2027	539	638
10.300% due 04/25/2019	72	76
Federal Housing Administration
7.430% due 06/01/2024	189	194
Freddie Mac
5.000% due 10/15/2016 - 02/15/2024	520	531
5.500% due 12/01/2031	302	306
6.000% due 10/15/2012 - 03/15/2035	1,251	1,303
6.000% due 12/15/2016 - 03/01/2033 (b)	11,769	12,231
6.462% due 12/01/2026	19	20
6.500% due 11/01/2016 - 07/01/2037 (b)	45,597	47,829
6.500% due 04/15/2018 - 03/25/2044	13,865	14,670
6.892% due 04/01/2033	16	17
6.900% due 09/15/2023 (b)	2,433	2,570
6.950% due 07/15/2021	1,148	1,145
7.000% due 01/01/2009 - 10/25/2043	15,937	16,754
7.000% due 09/01/2011 - 01/01/2037 (b)	65,124	68,236
7.221% due 09/01/2031	144	146
7.500% due 01/01/2016 - 02/25/2042	5,018	5,410
7.500% due 05/15/2024 - 03/01/2037 (b)	4,451	4,753
8.000% due 02/15/2022 - 04/15/2030	1,565	1,669
8.500% due 04/15/2022 - 10/01/2030	1,247	1,326
Ginnie Mae
5.500% due 06/20/2035	451	470
6.000% due 01/01/2038	125,000	129,082
6.500% due 06/20/2032	112	119
7.000% due 02/15/2024 - 06/15/2026	311	333
7.000% due 03/20/2031 (b)	6,308	6,718
7.250% due 07/16/2028	283	290
7.500% due 01/15/2017 - 03/15/2029	3,123	3,369
8.000% due 06/15/2016 - 03/20/2030	733	814
8.500% due 10/15/2016 - 02/15/2031	42	46
9.000% due 06/15/2016 - 01/15/2020	1,410	1,546

See Accompanying Notes	Annual Report	January 31, 2008	17

Schedule of Investments  (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Small Business Administration
4.754% due 08/10/2014	$1,379	$1,391
5.038% due 03/10/2015	932	943
6.300% due 07/01/2013 - 06/01/2018	963	1,001
6.400% due 08/01/2013	240	246
7.200% due 06/01/2017	87	91
7.449% due 08/10/2010	72	74
7.540% due 08/10/2009	264	274
7.700% due 07/01/2016	60	64
Vendee Mortgage Trust
6.500% due 03/15/2029	632	680
6.750% due 02/15/2026 - 06/15/2026	409	445
7.500% due 09/15/2030 (b)	7,270	8,031

Total U.S. Government Agencies and Sponsored Entities (Cost $614,903)		627,097

U.S. TREASURY OBLIGATIONS 22.2%
U.S. Treasury Bonds
4.750% due 08/15/2017	75,500	82,342

Total U.S. Treasury Obligations (Cost $82,667)		82,342

PRIVATE MORTGAGE-BACKED SECURITIES 31.2%
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033	98	101
Countrywide Alternative Loan Trust
6.500% due 07/25/2035 (b)	2,453	2,219
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 11/25/2026 (b)	1,932	1,932
6.845% due 08/25/2034	2,031	2,066
7.500% due 11/25/2034 (b)	5,879	6,423
CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2034 (b)	2,014	2,106
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,448	1,499
GMAC Mortgage Corp. Loan Trust
5.210% due 08/19/2034	1,137	1,129
GSAA Trust
6.000% due 04/01/2034 (b)	5,207	5,312
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043 (b)	5,501	5,717
7.500% due 06/19/2027	164	174
8.000% due 09/19/2027 (b)	2,433	2,694

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
GSR Mortgage Loan Trust
5.251% due 11/25/2035	$11,486	$11,340
5.500% due 11/25/2035 (b)	5,000	4,382
6.500% due 01/25/2034 (b)	4,464	4,607
MASTR Alternative Loans Trust
6.500% due 03/25/2034	1,857	1,910
7.000% due 04/25/2034	241	246
MASTR Reperforming Loan Trust
7.000% due 05/25/2035 (b)	4,465	4,563
7.500% due 07/25/2035 (b)	6,434	7,018
Nomura Asset Acceptance Corp.
7.000% due 10/25/2034 (b)	3,749	4,053
7.500% due 03/25/2034 (b)	5,050	5,617
7.500% due 10/25/2034 (b)	11,248	12,367
Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	249	258
7.000% due 08/25/2016 (b)	3,212	3,329
8.500% due 11/25/2031	2,273	2,546
8.500% due 10/25/2031 (b)	1,669	1,777
Structured Adjustable Rate Mortgage Loan Trust
4.260% due 03/25/2034	912	906
Structured Asset Securities Corp.
7.500% due 10/25/2036 (b)	8,065	9,061
Washington Mutual MSC Mortgage Pass- Through Certificates
6.500% due 08/25/2034 (b)	4,283	4,388
7.000% due 03/25/2034	800	824
7.500% due 04/25/2033 (b)	3,346	3,583
Wells Fargo Mortgage-Backed Securities Trust
4.108% due 06/25/2035	1,800	1,814

Total Private Mortgage-Backed Securities (Cost $114,260)		115,961

ASSET-BACKED SECURITIES 0.3%
ACE Securities Corp.
6.626% due 04/25/2035	600	344
Ameriquest Mortgage Securities, Inc.
6.901% due 11/25/2032	2,983	399
8.615% due 02/25/2033	1,500	485
Residential Asset Mortgage Products, Inc.
8.500% due 12/25/2031	47	49

Total Asset-Backed Securities (Cost $1,880)		1,277

SOVEREIGN ISSUES 14.8%
Banque Centrale de Tunisie
7.375% due 04/25/2012	2,000	2,183

18	PIMCO Strategic Global Government Fund, Inc.	See Accompanying Notes

January 31, 2008

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Brazilian Government International Bond
7.125% due 01/20/2037		$7,580	$8,281
8.250% due 01/20/2034		8,000	9,788
8.750% due 02/04/2025		4,500	5,670
10.125% due 05/15/2027		1,538	2,180
Dominican Republic International Bond
9.040% due 01/23/2018		5,465	6,134
Jamaica Government International Bond
8.500% due 02/28/2036		1,000	1,045
10.625% due 06/20/2017		4,000	4,820
Panama Government International Bond
9.375% due 07/23/2012		3,325	3,910
Russia Government International Bond
7.500% due 03/31/2030		928	1,072
11.000% due 07/24/2018		1,000	1,457
12.750% due 06/24/2028		300	552
Ukraine Government International Bond
7.650% due 06/11/2013		6,200	6,671
Venezuela Government International Bond
9.375% due 01/13/2034		1,000	1,015

Total Sovereign Issues (Cost $49,520)			54,778

FOREIGN CURRENCY-DENOMINATED ISSUES 2.9%
Gaz Capital for Gazprom
5.875% due 06/01/2015	EUR	1,000	1,388
Mexico Government International Bond
8.000% due 07/23/2008	DEM	12,100	9,307

Total Foreign Currency-Denominated Issues (Cost $8,919)			10,695

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

COMMERCIAL PAPER 3.2%
Rabobank USA Financial Corp.
3.010% due 02/01/2008	$2,400	$2,400
UBS Finance Delaware LLC
3.020% due 02/01/2008	9,300	9,300

		11,700

REPURCHASE AGREEMENTS 0.7%
State Street Bank and Trust Co.
2.650% due 02/01/2008	2,528	2,528

(Dated 01/31/2008. Collateralized by Fannie Mae 6.000% due 05/15/2011 valued at $2,582. Repurchase proceeds are $2,528.)

U.S. TREASURY BILLS 1.0%
2.708% due 02/28/2008 - 03/13/2008 (a)(c)(e)	3,680	3,669

Total Short-Term Instruments (Cost $17,897)		17,897

PURCHASED OPTIONS (g) 1.7%
(Cost $3,184)		6,486

Total Investments 272.0% (Cost $988,542)		$1,009,443

Other Assets and Liabilities (Net) (172.0%)		(638,275)

Net Assets (d) 100.0%		$371,168

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.
(b)	On January 31, 2008, securities valued at $278,567 were pledged as collateral for reverse repurchase agreements.
(c)	Securities with an aggregate market value of $3,240 have been pledged as collateral for swap and swaption contracts on January 31, 2008.
(d)	As of January 31, 2008, portfolio securities with an aggregate value of $194 were valued in good faith and pursuant to the guidelines established by the Board of Directors.

See Accompanying Notes	Annual Report	January 31, 2008	19

Schedule of Investments  (Cont.)

(e)	Securities with an aggregate market value of $429 and cash of $2,060 have been segregated with the custodian to cover margin requirements for the following open futures contracts on January 31, 2008:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note March Futures	Short	03/2008	801	$(3,023)
U.S. Treasury 10-Year Note March Futures	Short	03/2008	588	(2,291)
U.S. Treasury 30-Year Bond March Futures	Short	03/2008	244	(147)

				$(5,461)

(f)	Swap agreements outstanding on January 31, 2008:

Credit Default Swaps on Securities
Counterparty	Reference Entity	Sell Protection (1)	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
JPM	Lennar Corp. 5.950% due 03/01/2013	Sell	5.400%	12/20/2012	$2,000	$(18)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
DUB	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035	GBP	4,200	$232
HSBC	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		9,300	(206)
DUB	6-Month JPY-LIBOR	Pay	2.500%	12/15/2035	JPY	550,000	189
GSC	6-Month JPY-LIBOR	Pay	2.500%	12/15/2035		555,000	286
BCLY	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		$26,000	(3,020)
BOA	3-Month USD-LIBOR	Pay	4.570%	01/27/2015		12,000	517
DUB	3-Month USD-LIBOR	Receive	4.000%	06/18/2010		8,700	(151)
MLP	3-Month USD-LIBOR	Receive	5.700%	06/19/2025		509,000	(29,321)
MLP	3-Month USD-LIBOR	Pay	5.650%	06/21/2026		350,000	41,426
MLP	3-Month USD-LIBOR	Pay	5.800%	06/21/2026		104,100	14,301
MSC	3-Month USD-LIBOR	Receive	5.700%	06/19/2025		245,900	(14,165)
MSC	3-Month USD-LIBOR	Pay	5.800%	06/21/2026		245,900	33,781
RBS(2)	3-Month USD-LIBOR	Receive	4.428%	08/21/2017		200,000	(7,195)
RBS(2)	3-Month USD-LIBOR	Pay	6.040%	08/21/2017		200,000	3,555
UBS	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		47,400	(6,072)

							$34,157

(2)	The counterparty has the right, but not the obligation, to terminate the swap in whole at zero cost by a predetermined date and time prior to the expiration date.

(g)	Purchased options outstanding on January 31, 2008:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$127.000	02/22/2008	762	$14	$12
Call - CBOT U.S. Treasury 10-Year Note March Futures	140.000	02/22/2008	26	1	1
Call - CBOT U.S. Treasury 10-Year Note March Futures	144.000	02/22/2008	218	4	3

				$19	$16

20	PIMCO Strategic Global Government Fund, Inc.	See Accompanying Notes

January 31, 2008

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.428%	08/19/2008	$200,000	$977	$6,302
Put - OTC 9-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	6.040%	08/19/2008	200,000	2,160	164

							$3,137	$6,466

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 5.500% due 03/01/2038	$86.000	03/05/2008	$13,500	$2	$0
Put - OTC Fannie Mae 6.000% due 02/01/2038	90.000	02/05/2008	36,000	4	0
Put - OTC Fannie Mae 6.000% due 02/01/2038	92.000	02/05/2008	50,000	6	0
Put - OTC Fannie Mae 6.000% due 04/01/2038	91.000	04/07/2008	14,900	2	2
Put - OTC Ginnie Mae 6.000% due 02/01/2038	91.000	02/13/2008	47,100	5	0
Put - OTC Ginnie Mae 6.000% due 03/01/2038	90.000	03/13/2008	75,000	9	2

				$28	$4

(h)	Foreign currency contracts outstanding on January 31, 2008:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	6,562	02/2008	$31	$0	$31
Sell	GBP	3,753	03/2008	0	(17)	(17)
Buy	JPY	457,381	02/2008	183	0	183

				$214	$(17)	$197

Glossary:
BCLY	Barclays Bank PLC
BOA	Bank of America
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase & Co.
MLP	Merrill Lynch & Co., Inc.
MSC	Morgan Stanley
RBS	Royal Bank of Scotland Group PLC
UBS	UBS Warburg LLC

See Accompanying Notes	Annual Report	January 31, 2008	21

Notes to Financial Statements

1.  GENERAL INFORMATION

The Fund commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified, management investment company organized as a Maryland corporation. The stock exchange symbol of the Fund is RCS. Shares are traded on the New York Stock Exchange (“NYSE”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Security Valuation  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

22	PIMCO Strategic Global Government Fund, Inc.

January 31, 2008

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Board of Directors has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board of Directors is responsible for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board of Directors or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(d) Borrowing Under Mortgage Dollar Rolls and Forward Commitments  The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an

Annual Report	January 31, 2008	23

Notes to Financial Statements  (Cont.)

adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2008, there were $118,906 in dollar roll commitments.

(e) Leverage  The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed-delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. Yield curve flattening reduces the potential benefits to the Fund from borrowing. Conversely, a steep yield curve increases the potential benefit to the Fund from borrowing.

(f) Dividends and Distributions to Shareholders  The Fund expects to pay monthly dividends of net investment income (other than net realized gains) to the shareholders. Under the Fund’s current policy, which may be changed at any time by the Fund’s Board of Directors, the Fund’s monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which over time is expected to result in the distribution of all net investment income of the Fund. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

(g) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. Dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

24	PIMCO Strategic Global Government Fund, Inc.

January 31, 2008

Non-U.S. currency symbols utilized throughout the report are defined as follows:
DEM	German Mark	GBP	British Pound Sterling
EUR	Euro	JPY	Japanese Yen

(h) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(i) Futures Contracts  The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(j) Options Contracts  The Fund may write call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Annual Report	January 31, 2008	25

Notes to Financial Statements  (Cont.)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

(k) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(l) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the period ended January 31, 2008 was $311,324,170 at a weighted average interest rate of 5.23%.

(m) Swap Agreements  The Fund may invest in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign currency denominated securities, it also may invest in currency exchange rate swap agreements. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into interest rate, total return, cross-currency, credit default and other forms of swap agreements to manage its exposure to interest rates, currency and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments

26	PIMCO Strategic Global Government Fund, Inc.

January 31, 2008

with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, or (iv) callable interest rate swaps, under which the counterparty may terminate the interest rate swaps transaction in whole at zero cost by a predetermined date and time prior to the expiration date.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default. The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference entities comprising the credit index. A credit index is a list of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but is not limited to, credit default swaps on investment grade securities, high yield

Annual Report	January 31, 2008	27

Notes to Financial Statements  (Cont.)

securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Fund from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued, pursuant to guidelines established by the Board of Directors, with reference to other securities or indices. In the event that market quotes are not readily available, and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund is included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

(o) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized

28	PIMCO Strategic Global Government Fund, Inc.

January 31, 2008

mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs has one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(p) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) New Accounting Pronouncements  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Fund and will provide additional information in relation to the Statement on the Fund’s semiannual financial statements for the period ending July 31, 2008.

3.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an

Annual Report	January 31, 2008	29

Notes to Financial Statements  (Cont.)

investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.82% based on average daily net assets of the Fund during the month.

(b) Administration Fee   PIMCO serves as administrator (the “Administrator”) and provides administrative services to the Fund for which it receives from the Fund a monthly administration fee at an annual rate of 0.05% based on average daily net assets of the Fund during the month.

(c) Fund Expenses  The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (ix) legal fees; and (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement of related expenses.

4.  RELATED PARTY TRANSACTIONS

The Adviser and Administrator are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5.  GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment adviser) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

30	PIMCO Strategic Global Government Fund, Inc.

January 31, 2008

Purchases and sales of securities (excluding short-term investments) for the period ended January 31, 2008, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,135,817	$6,334,971	$86,215	$59,462

7.  REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one

Annual Report	January 31, 2008	31

Notes to Financial Statements  (Cont.)

action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO and PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse affect.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. It is possible that these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

8.  FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund adopted the provisions of FIN 48 on February 1, 2007. Management has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At January 31, 2008, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004-2007, no examinations are in progress or anticipated at this

32	PIMCO Strategic Global Government Fund, Inc.

January 31, 2008

time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of January 31, 2008, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post- October Deferral (4)
$ 2,901	$ 0	$ 52,804	$ (4,105)	$ (54,303)	$ (64,281)
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2007 through January 31, 2008, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of January 31, 2008, the Fund had accumulated capital losses expiring in the following years (amounts in thousands). The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
1/31/2009	1/31/2012	1/31/2013	1/31/2014	1/31/2015	1/31/2016
$ 28,488	$ 2,188	$ 9,752	$ 6,177	$ 617	$ 7,081

As of January 31, 2008, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$ 989,083	$ 29,723	$ (9,363)	$ 20,360
(5)	Primary differences between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended January 31, 2008 and January 31, 2007, respectively, the Fund made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
1/31/2008	$ 30,445	$ 0	$ 0
1/31/2007	30,980	0	0
(6)	Includes short-term capital gains, if any, distributed.

Annual Report	January 31, 2008	33

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the PIMCO Strategic Global Government Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”) at January 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 25, 2008

34	PIMCO Strategic Global Government Fund, Inc.

Privacy Policy	(Unaudited)

The Fund considers customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Fund has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Fund and certain service providers to the Fund, such as the Fund’s investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Fund’s internet website.

Respecting Your Privacy

As a matter of policy, the Fund does not disclose any personal or account information provided by shareholders or gathered by the Fund to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Fund may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Fund reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Fund believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Fund may share shareholder information with their affiliates in connection with servicing its shareholders’ accounts or to provide shareholders with information about products and services that the Fund or its Advisers, principal underwriters or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Fund share may include, for example, a shareholder’s participation in one of the Fund or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Fund’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Annual Report	January 31, 2008	35

Dividend Reinvestment Plan	(Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the share price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current share price, then at 95% of the share price.

If the share price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the share price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the share price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current share price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the

36	PIMCO Strategic Global Government Fund, Inc.

(Unaudited)

Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

Annual Report	January 31, 2008	37

Dividend Reinvestment Plan (Cont.)	(Unaudited)

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on share price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

38	PIMCO Strategic Global Government Fund, Inc.

Management of the Fund	(Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Directors
Francis E. Lundy 70 Director	Since 2/94	President, Technical Instrument—San Francisco.	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).
James M. Whitaker 65 Director, Vice Chairman of the Board	Since 2/94	Attorney at Law, sole practitioner.	1	None

Gregory S. Young 50 Director	Since 3/01	President, Teton Capital Management (private equity venture capital).	1	None

Carter W. Dunlap, Jr. 52 Director	Since 6/02	Analyst/Portfolio Manager, Dunlap Equity Management (investment advisory).	1	None
Interested Director
R. Wesley Burns* 48 Director and Chairman	Since 3/06	Consulting Managing Director, PIMCO. Formerly, Director and Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Trustee, PIMCO Variable Insurance Trust; and Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

*	Mr. Burns is an “Interested Person” of the Fund (as the term defined in the 1940 Act) because of his affiliations with PIMCO.
**	Term of office is three years.

Annual Report	January 31, 2008	39

Management of the Fund (Cont.)	(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider 50 President	Since 5/05	Managing Director, PIMCO.
David C. Flattum 43 Chief Legal Officer	Since 11/06	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; and Partner at Latham and Watkins LLP.
Jennifer E. Durham 37 Chief Compliance Officer	Since 7/04	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Pasi Hamalainen 40 Senior Vice President	Since 2/02	Managing Director, PIMCO.
Daniel J. Ivascyn 38 Senior Vice President	Since 2/02	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Jeffrey M. Sargent 45 Senior Vice President	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
J. Stephen King, Jr. 45 Vice President - Senior Counsel and Secretary	Since 5/05	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO and Associate, Dechert LLP.
Joshua D. Ratner 31 Assistant Secretary	Since 10/07	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP.
Henrik P. Larsen 37 Vice President	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Michael J. Willemsen 48 Vice President	Since 2/02	Vice President, PIMCO.
John P. Hardaway 50 Treasurer	Since 2/02	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Erik C. Brown 40 Assistant Treasurer	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Stacie D. Anctil 38 Assistant Treasurer	Since 5/07	Vice President, PIMCO.
Trent W. Walker 33 Assistant Treasurer	Since 5/07	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

40	PIMCO Strategic Global Government Fund, Inc.

Other Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO Strategic Global Government Fund, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3675-SAR-07

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

	(a)(1)	The Board of Directors of PIMCO Strategic Global Government Fund, Inc. (the “Fund” or “Registrant”) has determined that the Fund has at least one “audit committee financial expert,” as such term is defined in the instructions to this Item 3, serving on its audit oversight committee (the “Audit Committee”).

	(a)(2)	The audit committee financial expert is Gregory S. Young. Mr. Young is independent as defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	January 31, 2008	$32,154
	January 31, 2007	$38,661

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	January 31, 2008	$1,000
	January 31, 2007	$5,200

(c)	Fiscal Year Ended	Tax Fees(2)
	January 31, 2008	$—
	January 31, 2007	$350

(d)	Fiscal Year Ended	All Other Fees(3)
	January 31, 2008	$—
	January 31, 2007	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Fund for the last two fiscal years.

(1) Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders.

(2) Includes aggregate fees billed for review of the Registrant’s tax returns.

(3) There were no “Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.
(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	January 31, 2008	January 31, 2007
PIMCO Strategic Global Government Fund, Inc.	$1,000	$5,550
Pacific Investment Management Company LLC	$827,309	$542,481

Totals	$828,309	$548,031

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are:

Carter W. Dunlap, Jr.

Francis E. Lundy

Gregory S. Young

James M. Whitaker

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the Registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Daniel J. Ivascyn, as portfolio manager, is responsible for the day-to-day management of the Fund. The table below provides information about Mr. Ivascyn.

Portfolio Manager	Since	Recent Professional Experience
Daniel J. Ivascyn	2/02	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1998, and is a member of PIMCO’s mortgage and ABS team.

Other Accounts Managed

Mr. Ivascyn also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of January 31, 2008: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)
Mr. Ivascyn
Registered Investment Companies	6	$5,693.96	0	N/A
Other Pooled Investment Vehicles	5	$1,109.78	3	$1,034.49
Other Accounts	8	$2,471.24	6	2,166.23

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including the portfolio manager, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. Mr. Ivascyn, as a Managing Director of PIMCO, receives a base salary and also receives compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.

Investment professionals, including the portfolio manager, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors (as defined below), and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, Mr. Ivascyn as a Managing Director of PIMCO receives compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Mr. Ivascyn, as a Managing Director receives an amount determined by the Managing Director Compensation Committee, based upon his individual overall contribution to the firm and the Bonus Factors (as defined below).

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the compensation from the profit sharing plan for Mr. Ivascyn:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by Mr. Ivascyn, including the Fund, and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by Mr. Ivascyn;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by Mr. Ivascyn;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Mr. Ivascyn’s compensation is not based directly on the performance of the Fund or any other account he manages. Final award amounts are determined by the PIMCO Compensation Committee.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Mr. Ivascyn, as a Managing Director, also has a long-term employment contract, which guarantees severance payments in the event of involuntary termination of his employment with PIMCO.

Securities Ownership

The table below shows the dollar range of shares of the Fund beneficially owned as of January 31, 2008, by the portfolio manager of the Fund.

Portfolio Manager	Dollar Range of Shares Owned

Daniel J. Ivascyn	$100,001 - 500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (August 1, 2007 - August 31, 2007)	—	$—	—	N/A
Month #2 (September 1, 2007 - September 30, 2007)	—	$—	—	N/A
Month #3 (October 1, 2007 - October 31, 2007)	—	$—	—	N/A
Month #4 (November 1, 2007 - November 30, 2007)	32,034.00	$9.85	32,034.00	N/A
Month #5 (December 1, 2007 - December 31, 2007)	31,818.00	$9.76	31,818.00	N/A
Month #6 (January 1, 2008 - January 31, 2008)	—	$—	—	N/A
Total	63,852.00			N/A

*	Shares purchased include purchases made on the open market by the agent of the Fund’s Dividend Reinvestment Plan pursuant to such plan.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial officer of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Exhibit 99. CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ Ernest L. Schmider
Ernest L. Schmider
President, Principal Executive Officer

Date:	April 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ernest L. Schmider
Ernest L. Schmider
President, Principal Executive Officer

Date:	April 4, 2008

By:	/s/ John P. Hardaway
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	April 4, 2008